SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          July 7, 2003 (April 17, 2003)
                          -----------------------------


                                 CNE Group, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                    1-9224                  56-2346563

--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


200 West 57th Street, Suite 507
       New York, New York                                           10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)



                                  212-977-2200
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

THIS FORM 8K/A IS BEING FILED SO THAT REGISTRANT SHALL BE IN TIMELY COMPLIANCE WITH THE REQUIREMENTS SET FORTH IN ITEM 7 OF FORM 8-K


ITEM 2. Acquisition or Disposition of Assets.

On April 23, 2003, CNE Group, Inc. ("CNE") acquired all of the outstanding stock of SRC Technologies, Inc. ("SRC") and Econo-Comm, Inc. ("ECI") by merging these companies into its wholly-owned subsidiaries.

CNE issued to Michael and Carol Gutowski, the principal stockholders of SRC, an aggregate of 4,867,937 shares of its non-voting Series C Preferred Stock and a like number of ten year Class C Warrants, each to purchase one share of its Common Stock at $1.00 per share. The Class C Warrants are not exercisable and are not detachable from the C Preferred Stock prior to 66 months after their issuance. CNE issued to the other common stockholders of SRC, including Larry Reid, SRC's Chief Operating Officer, an aggregate of 899,976 shares of its Common Stock, 1,697,961 shares of its non-voting Series A Preferred Stock and a like number of ten year Class A Warrants, each to purchase one share of its Common Stock at $1.00 per share. The Class A Warrants are not exercisable and are not detachable from the A Preferred Stock prior to 66 months after their issuance. The Company issued an aggregate of 440,000 shares of its Series B Preferred Stock to the holders of the SRC Series B Preferred Stock. The A Preferred Stock has an aggregate liquidating preference over all other CNE equity of $1,697,961 and the B Preferred Stock has an aggregate liquidating preference over all other CNE equity except the A Preferred Stock of $440,000. The C Preferred Stock has no liquidating preference.

CNE issued to Gary Eichsteadt and Thomas Sullivan, the stockholders of ECI, an aggregate of 4,867,938 shares of its Series C Preferred Stock and a like number of Class C Warrants. In addition, Messrs. Eichsteadt and Sullivan retained certain of ECI's trade receivables aggregating in the amount of approximately $100,000. The Company also acquired a patent related to the operation of ECI's business from Mr. Eichsteadt for four notes each in the principal amount of $500,000(aggregating $2,000,000), bearing interest at the annual rate of 8% payable quarterly and due on October 31, 2008.

There were no relationships between CNE or any of its affiliates and any of the sellers of the assets acquired by the Company prior to the acquisition transactions. Messrs. Gutowski and Reid and Ms. Gutowski became directors and Mr. Gutowski became President and Mr. Reid became Executive Vice President of the Company immediately subsequent to the consummation of the acquisitions. Ms. Gutowski and Messrs. Eichsteadt and Sullivan became executive officers, respectively, of the Company's subsidiaries that merged with SRC and ECI.

On April 23, 2003, CNE also effected a private financing pursuant to which it issued its notes (the "Notes") in the aggregate principal amount of $750,000, of which $650,000 was contributed by officers of the Company, and 3,124,350 ten year Class B Warrants, each warrant to purchase one share of its Common Stock at $0.50 per share. The Notes bear interest at the annual rate of 10% payable quarterly and are due on April 30, 2004. The Warrants are non-dilutive until the Notes have been repaid. The due date of the Notes may be extended at the Company's option for an additional year in consideration for the issuance of 10 year cashless warrants to purchase 5% of the Company's then outstanding common stock at $0.50 per share. These Warrants will also be anti-dilutive until the Notes have been repaid.

The Company is using the funds obtained from this financing to pay certain ECI notes payable and for working capital. The financing was effected pursuant to the exemption from the registration provisions of the Securities Act of 1933 provided by Section 4(2) thereof.

Reference is made to the (i) SRC and ECI Merger Agreements, (ii) Designations for the Company's Series A, B, C, and E Preferred Stock, (iii) form of the Class A and C Warrants, (iv) form of the 8% Notes issued to Mr. Eichsteadt, (v) Asset Purchase Agreement, Patent Assignment and Pledge Agreement relating to the Company's acquisition of the patent from Mr. Eichsteadt, and (vi) form of the 10% Note and the Class B Warrant issued in connection with the Company's financing, copies of which are being filed as Exhibits to this Form 8-K/A. All statements made with respect to the transactions discussed in this Item 2 are qualified by such reference.

Item 5. OTHER INFORMATION

On April 17, 2003, pursuant to the terms of Section 251(g) of the Delaware General Corporation Law, CareerEngine Network, Inc. ("CareerEngine") became a wholly-owned subsidiary of CNE Group, Inc. Pursuant to this transaction the Company acquired all of the assets of CareerEngine, all former stockholders of CareerEngine became the stockholders of the Company, which is the entity that is now publicly traded on the American and Pacific Stock Exchanges under the symbol "CNE," and the officers and directors of CareerEngine became the officers and directors of the Company.

As a successor entity to CareerEngine, the Company's shares are deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934 and Rule 12g-3 promulgated thereunder. The shares have been issued without registration in reliance upon exemptions provided in Section 3(a)(9) of the Securities Act of 1933 and Rule 145 promulgated thereunder. CareerEngine has been subject to the reporting requirements of the Exchange Act since 1986. The last report filed by CareerEngine was its Annual Report on Form 10-KSB for the year ended December 31, 2002.

Reference is made to the (i) Agreement and Plan of Merger among CNE Group, Inc., CNE Acquisition, Inc. and CareerEngine Network, Inc, (ii) Certificate of Incorporation of CNE Group, Inc., (iii) Certificate of Amendment of the Certificate of Incorporation of CNE Group, Inc., and (iv) Amended and Restated By-laws of CNE Group, Inc, copies of which were filed as Exhibits to the Company's Form 8-K filed with the Securities and Exchange Commission on May 6, 2003. All statements made with respect to the transactions discussed in this
Item 5 are qualified by such reference to such exhibits.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired.

Financial information of the businesses acquired are filed as Exhibits to this Form 8-K/A and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

Set forth below is Unaudited Pro forma Consolidated Financial Information which includes an unaudited pro forma consolidated balance sheet as of March 31, 2003 and pro forma consolidated statements of operations for the three-month period ended March 31, 2003 and the year ended December 31, 2002 (collectively, the "Pro forma Financial Information"). The Pro forma Financial Information relates to the acquisitions of SRC Technologies, Inc. ("SRC") and Econo-Comm, Inc. ("ECI"). In addition, the Pro forma Financial Information reflects additional adjustments pertaining to the Company which relate to (i) a private financing and (ii) the proposed settlement of assets and liabilities of two subsidiaries of the Company for the benefit of creditors.

In April 2003, the Company acquired all of the outstanding voting common stock of the SRC and ECI in a purchase business combination, entered into private financing transaction, and entered into certain corporate re-structuring transactions (see Items 2 and 5 above). The Company's Form 8-K filed with the Securities and Exchange Commission on May 6, 2003 pertaining to these events is incorporated herein by reference.

The accompanying Pro forma Financial Information illustrates the effect of the acquisition and financing transactions and is not necessarily indicative of the consolidated financial position at an earlier date or results of operations of future periods or the results that would have been realized had the Company, SRC and ECI been a consolidated entity during the specified periods. The Pro forma Financial Information (including the notes thereto) is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements of the Company, SRC and ECI, including the notes thereto, incorporated herein by reference or included herein. The Company's historical financial statements incorporated herein by reference are the audited December 31, 2002 financial statements included in its Form 10-KSB and the unaudited financial statements for the three-month period ended March 31, 2003 included in its related Form 10-QSB and the Form 10-QSB/A. The financial statements referred to in the preceding sentence have been filed with the Securities and Exchange Commission. The historical financial statements of SRC and ECI at December 31, 2002 and 2001 and for the years then ended are enclosed herein as Exhibits to this Form 8-K/A.

The following pro forma financial statements give effect to the reorganization of the Company, SRC and ECI using the purchase method of accounting. The pro forma financial statements are based on the respective historical financial statements and the notes thereto for the Company, SRC and ECI (which are included or incorporated herein by reference).

The March 31, 2003 unaudited pro forma consolidated balance sheet, which assumes that the reported transactions occurred on January 1, 2003, combines the unaudited balance sheets of the Company, SRC and ECI as of March 31, 2003. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2002, which assumes that the reported transactions occurred on January 1, 2002, combines the audited statements of operations of the Company, SRC and ECI for the year ended December 31, 2002. The unaudited pro forma consolidated statement of operations for the three-month period ended March 31, 2003, assumes that the reported transactions occurred on January 1, 2003, combines the unaudited statements of operations of the Company, SRC and ECI for the three-month period ended March 31, 2003.

Management is in the process of assessing and formulating its integration plans; although restructuring costs, if any, are not yet known, in the opinion of management, all known presently quantifiable adjustments have been made that are necessary to present fairly the Pro-forma Financial Information.





                        CNE Group, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                   (Unaudited)
                                 March 31, 2003

                                                                              Historical March 31, 2003
                                               --------------------------------------------------------------------------------
                                                CNE Group, Inc.   SRC Technologies, Inc.
                                               and subsidiaries      and subsidiaries        Econo-Comm, Inc.          Combined
                                               ----------------   ----------------------     ----------------          --------
                                                  (Unaudited)            (Unaudited)           (Unaudited)            (Unaudited)
Balance Sheet:
   Assets:
      Current assets:
         Cash                                     $     96,747           $    12,412           $    73,228           $    182,387
         Accounts receivable, net                       28,447                24,924               351,210                404,581
         Investment in subsidiaries                         --                    --                    --                     --
         Inventory                                          --                90,953               143,167                234,120
         Other                                              --                    --                10,777                 10,777
      Fixed assets, net                                 22,167                82,599               250,000                354,766
      Deferred financing costs, net                         --                    --                    --                     --
      Patent                                                --               390,000                    --                390,000
      Other assets                                          --                20,707                11,207                 31,914
      Goodwill                                              --               178,833                    --                178,833
                                                  ------------           -----------           -----------           ------------
                                                  $    147,361           $   800,428           $   839,589           $  1,787,378
                                                  ============           ===========           ===========           ============

   Liabilities:
      Current liabilities:
         Accounts payable and accrued expenses    $    379,141           $   230,012           $    99,717           $    708,870
         Interest payable                              288,000                    --                    --                288,000
         Line of credit                                     --                19,088               145,310                164,398
         Notes payable                                      --                12,922               189,561                202,483
         Short-term financing arrangements                  --               454,064                    --                454,064
         12% Debentures payable                      2,400,000                    --                    --              2,400,000
         Other                                              --                 2,396                 2,500                  4,896
         Tax assessment payable                        929,403               428,479                    --              1,357,882
      Notes payable                                         --                34,152                    --                 34,152
      10% Subordinated notes                                --                    --                    --                     --
      8% Subordinated notes                                 --                    --                    --                     --
      Deferred grant revenue                           291,827                    --                    --                291,827
                                                  ------------           -----------           -----------           ------------
                                                     4,288,371             1,181,113               437,088              5,906,572
                                                  ------------           -----------           -----------           ------------

   Stockholders' Equity:
      Preferred Stock                                       --                    --                    --                     --
      Common Stock                                          68                36,992                   100                 37,160
      Paid-in-surplus                               16,973,583               515,911                33,978             17,523,472
      Retained earnings                            (18,241,561)             (933,588)              368,423            (18,806,726)
      Treasury stock                                (2,873,100)                   --                    --             (2,873,100)
                                                  ------------           -----------           -----------           ------------
                                                    (4,141,010)             (380,685)              402,501             (4,119,194)
                                                  ------------           -----------           -----------           ------------
                                                  $    147,361           $   800,428           $   839,589           $  1,787,378
                                                  ============           ===========           ===========           ============

          See Notes to Pro forma Consolidated  Balance Sheet (Unaudited)

                        CNE Group, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                   (Unaudited)
                                 March 31, 2003

                                                                                  Adjustments                  Pro-forma,
                                                                    -------------------------------------     as adjusted
                                                                      Debits    Notes   Credits    Notes     March 31, 2003
                                                                    -----------------   -----------------    --------------
                                                                                                               (Unaudited)
Balance Sheet:
   Assets:
      Current assets:
         Cash                                                                                                 $    182,387
         Accounts receivable, net                                                        $    351,210  c            53,371
         Investment in subsidiaries                                 $  6,523,813  b         6,523,813  d                --
         Inventory                                                                                                 234,120
         Other                                                                                                      10,777
      Fixed assets, net                                                                                            354,766
      Deferred financing costs, net                                                                                     --
      Patent                                                           1,160,820  a                              1,550,820
      Other assets                                                                                                  31,914
      Goodwill                                                         6,913,534  d                              7,092,367
                                                                                                              ------------
                                                                                                              $  9,510,522
                                                                                                              ============
   Liabilities:
      Current liabilities:
         Accounts payable and accrued expenses                                                                $    708,870
         Interest payable                                                                                          288,000
         Line of credit                                                                                            164,398
         Notes payable                                                                                             202,483
         Short-term financing arrangements                               351,210  c                                102,854
         12% Debentures payable                                                                                  2,400,000
         Other                                                                                                       4,896
         Tax assessment payable                                                                                  1,357,882
      Notes payable                                                                                                 34,152
      10% Subordinated notes                                                                                            --
      8% Subordinated notes                                                                 2,000,000  a         2,000,000
      Deferred grant revenue                                                                                       291,827
                                                                                                              ------------
                                                                                                                 7,555,362
                                                                                                              ------------
   Stockholders' Equity:
      Preferred Stock                                                                             115  b               115
      Common Stock                                                        37,092   d                9  b                77
      Paid-in-surplus                                                    138,069 a,d        6,935,226  b        23,069,629
      Retained earnings                                                                       565,165  d       (18,241,561)
      Treasury stock                                                                                            (2,873,100)
                                                                                                              ------------
                                                                                                                 1,955,160
                                                                    ------------         ------------         ------------
                                                                    $ 16,375,538         $ 16,375,538            9,510,522
                                                                    ============         ============         ============

          See Notes to Pro forma Consolidated Balance Sheet (Unaudited)

                        CNE Group, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                   (Unaudited)
                                 March 31, 2003

                                                                            Additional Adjustments           Adjusted
                                                                     -----------------------------------     Pro-forma
                                                                     Debits    Notes      Credits  Notes   March 31, 2003
                                                                     ---------------     ---------------   --------------
                                                                                                            (Unaudited)
Balance Sheet:
   Assets:
      Current assets:
         Cash                                                        $   692,000 1       $    97,885 2     $    776,502
         Accounts receivable, net                                                             28,447 2           24,924
         Investment in subsidiaries                                                                                  --
         Inventory                                                                            13,410 2          220,710
         Other                                                                                                   10,777
      Fixed assets, net                                                                       22,167 2          332,599
      Deferred financing costs, net                                       58,000 1                               58,000
      Patent                                                                                                  1,550,820
      Other assets                                                                            16,619 2           15,295
      Goodwill                                                                                                7,092,367
                                                                                                           ------------
                                                                                                           $ 10,081,994
   Liabilities:                                                                                            ============
      Current liabilities:
         Accounts payable and accrued expenses                           289,558 2                         $    419,312
         Interest payable                                                288,000 2                                   --
         Line of credit                                                                                         164,398
         Notes payable                                                                                          202,483
         Short-term financing arrangements                                                                      102,854
         12% Debentures payable                                        2,400,000 2                                   --
         Other                                                                                                    4,896
         Tax assessment payable                                        1,357,882 2                                   --
      Notes payable                                                                                              34,152
      10% Subordinated notes                                                                 227,000 1          227,000
      8% Subordinated notes                                                                                   2,000,000
      Deferred grant revenue                                                                                    291,827
                                                                                                           ------------
                                                                                                              3,446,922
   Stockholders' Equity:                                                                                   ------------
      Preferred Stock                                                                                               115
      Common Stock                                                                                                   77
      Paid-in-surplus                                                                      3,211,000 1, 2    26,280,629
      Retained earnings                                                                    1,468,912 2      (16,772,649)
      Treasury stock                                                                                         (2,873,100)
                                                                                                           ------------
                                                                                                              6,635,072
                                                                     -----------         -----------       ------------
                                                                     $ 5,085,440         $ 5,085,440       $ 10,081,994
                                                                     ===========         ===========       ============

          See Notes to Pro forma Consolidated Balance Sheet (Unaudited)

Notes to Pro forma Consolidated Balance Sheet:

      Adjustments:

     a. Purchase of patent in consideration of a $2,000,000 8% note payable recorded at its fair value of $1,380,000 and reduction of $219,180 to fair value of a patent owned by SRC Technologies. Inc.

     b. Adjustments to record acquisition of SRC Technologies, Inc. and Econo-Comm, Inc.:

                  i. Adjustment to record the acquisition of SRC Technologies, Inc. The cost of the acquisition of approximately $4,126,427 consisted of the issuance of 1,697,961 shares of Class A Preferred Stock and 1,697,961 Class A Warrants, 4,867,937 shares of Class C Preferred Stock and 4,867,937 Class C Warrants, 440,000 shares of Class D Preferred Stock, and 899,976 shares of Common Stock. The fair value ascribed to the acquisition is based on an appraisal performed by an independent valuation consultant. Total consideration was allocated as follows:

                            Fair value of tangible assets acquired                        $  231,595
                            Fair value of separately indentifiable intangible assets         170,820
                            Goodwill                                                       4,553,915
                                                                                          ----------
                                                                                           4,956,330
                            Obligations                                                      829,903
                                                                                          ----------
                            Total consideration                                           $4,126,427
                                                                                          ==========

                  ii. Adjustment to record the acquisition of Econo-Comm, Inc.. The cost of the acquisition of approximately $2,589,743 consisted of the issuance of 4,867,938 shares of Class C Preferred Stock and 4,867,938 Class C Warrants. The fair value ascribed to the acquisition is based on an appraisal performed by an independent valuation consultant. Total consideration was allocated as follows:

                            Fair value of tangible assets acquired                        $  488,379
                            Goodwill                                                       2,538,452
                                                                                          ----------
                                                                                           3,026,831
                            Obligations                                                      437,088
                                                                                          ----------
                            Total consideration                                           $2,589,743
                                                                                          ==========

      c. To eliminate intercompany accounts receivable and related accounts payable amounting to $351,210

      d.    Excess of purchase price over net assets acquired

     Additional Adjustments:

     1. Proceeds from issuance of $750,000 10% notes payable in a private placement less estimated related offering costs of $58,000. Related attached warrants are valued at $523,000 and included in Paid-in-Surplus. Debt discount of $523,000 to be amortized as additional interest expense over a one-year period.



     2.   Treatment of the assets and liabilities of the Company's subsidiaries,
          (i) CareerEngine Network, Inc. ("CEI"), and (ii) Denbridge Digital, Ltd. ("DDL"), a subsidiary of SRC Technologies, Inc. ("SRC"). The pro forma adjustments assume the following:
          a. That all assets of CEI and DDL will be used to satisfy the respective liabilities of CEI and DDL.

          b. That the holders of the 12% convertible debentures of CEI will exercise their right to convert their debentures into common stock of the Company, in lieu of bankruptcy or liquidation, as the value of CEI's remaining assets are nominal and the Company has no legal obligation to pay this liability.
          c. That the Internal Revenue Service will accept the Company's Offer in Compromise in the amount of $50,000 to satisfy the existing tax obligation of CEI as the value of CEI's remaining assets are nominal and the Company has no legal obligation to pay this liability.
          d. That the Internal Revenue Service will accept SRC's Offer in Compromise of a nominal amount to satisfy the existing tax obligation of DDL as the value of DDL's remaining assets are nominal and SRC has no legal obligation to pay this liability.
          e. That the remaining liabilities of CEI and DDL, estimated at $577,558, will not be paid as there is insufficient value in the remaining assets of either CEI or DDL and neither the Company or SRC, as the case may be, has any legal obligation to pay these liabilities.

CNE Group, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
(Unaudited)
Three-month period ended March 31, 2003




                                                                                       Historical
                                                   ---------------------------------------------------------------------------------
                                                                            Three-months ended March 31, 2003
                                                   ---------------------------------------------------------------------------------
                                                    CNE Group, Inc.       SRC Technologies, Inc.
                                                   and subsidiaries          and subsidiaries      Econo-Comm, Inc.      Combined
                                                   ----------------          ----------------      ----------------      --------
                                                    (Unaudited)                (Unaudited)           (Unaudited)        (Unaudited)

 Revenue:
   Product sales                                     $     --                   $ 135,417               338,294      $   473,711
   Service fee income                                  45,039                     --                     --               45,039
   Interest income                                        282                     --                     --                  282
                                                    ---------                     -------               -------        ---------
                                                       45,321                     135,417               338,294          519,032

 Costs of Goods Sold                                     --                        75,121                61,902          137,023
                                                    ---------                    --------               -------        ---------

   Gross Profit                                        45,321                      60,296               276,392          382,009
                                                    ---------                    --------               -------        ---------

 Operating Epenses:
   Selling                                                 --                      27,646               112,194          139,840
   Compensation and related costs                      90,231                      80,373               140,062          310,666
   General and administrative                         110,071                      31,147                22,424          163,642
   Interest                                            87,942                       3,602                10,219          101,763
                                                    ---------                    --------               -------        ---------
                                                      288,244                     142,768               284,899          715,911
                                                    ---------                    --------               -------        ---------

 Income (loss) before items below                    (242,923)                    (82,472)               (8,507)        (333,902)

   Amortization of debt discount                         --                       --                     --                 --
   Rental income                                         --                       --                     14,626           14,626
   Gain on fixed assets destroyed in catastrophe         --                       --                     --                 --
   Reversal of Director fee accrual                      --                       --                     --                 --
                                                    ---------                    --------               -------        ---------

 Income (loss) before taxes                          (242,923)                    (82,472)                6,119         (319,276)
   Income tax provision                            $     (0.4)                                                          $   (.06)
                                                    ---------                    --------               -------        ---------

 Net income (loss) from
   continuing operations                           $ (242,923)                  $ (82,472)               $6,119        $(319,276)
                                                    =========                    ========               =======        =========

 Net income (loss) from continuing
   operations per share -
   basic and diluted                               $     (.04)                                                         $    (.06)
                                                    =========                                                          =========

 Weighted average number
   of shares outstanding -
   basic and diluted                                5,590,944                                                          5,590,944
                                                    =========                                                          =========

     See Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

CNE Group, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
(Unaudited)
Three-month period ended March 31, 2003

                                                                                                              Pro-forma,
                                                                                                             as adjusted,
                                                                       Adjustments                       for the three-month
                                                         --------------------------------------              period ended
                                                           Debits  Notes         Credits  Notes             March 31, 2003
                                                         --------- -----        --------- -----             --------------
                                                                                                              (Unaudited)
 Revenue:
    Product sales                                        32,443    b                                         $   441,268
    Service fee income                                                                                            45,039
    Interest income                                                                                                  282
                                                                                                              ----------
                                                                                                                 486,589

 Costs of Goods Sold                                                             37,607   a, b                    99,416
                                                                                                              ----------

    Gross Profit                                                                                                 387,173
                                                                                                              ----------

 Operating Epenses:
    Selling                                                                                                      139,840
    Compensation and related costs                                                                               310,666
    General and administrative                           57,892    c                                             221,534
    Interest                                                                      9,439   a                       92,324
                                                                                                              ----------
                                                                                                                 764,364
                                                                                                              ----------

 Income (loss) before items below                                                                               (377,191)

    Amortization of debt discount                                                                                     --
    Rental income                                        14,626    a                                                  --
    Gain on fixed assets destroyed in catastrophe                                                                     --
    Reversal of Director fee accrual                                                                                  --
                                                                                                              ----------

 Income (loss) before taxes                                                                                     (377,191)
    Income tax provision                                                                                            (.02)
                                                                                                              ----------


                                                         ---------              ---------
 Net income (loss)from continuing operations             $ 104,961              $47,046                      $18,364,755
                                                         =========              =========                     ==========

 Net income (loss) from continuing
    operations per share -
    basic and diluted                                                                                        $      (.02)
                                                                                                              ==========

 Weighted average number
    of shares outstanding -
    basic and diluted                                                                                         18,364,755
                                                                                                              ==========

     See Notes to Pro forma Consolidated Statement of Operations (Unaudited)

CNE Group, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
(Unaudited)
Three-month period ended March 31, 2003

                                                                                                            Adjusted
                                                                                                            Pro-forma
                                                                      Additional Adjustments           for the three-month
                                                              ------------------------------------         period ended
                                                              Debits   Notes        Credits  Notes        March 31, 2003
                                                              ------   -----        -------  -----     -------------------
                                                                                                           (Unaudited)
 Revenue:
    Product sales                                                                                           $  441,268
    Service fee income                                                                                          45,039
    Interest income                                                                                                282
                                                                                                            ----------
                                                                                                               486,589

 Costs of Goods Sold                                                                                            99,416
                                                                                                            ----------

    Gross Profit                                                                                               387,173
                                                                                                            ----------

 Operating Epenses:
    Selling                                                                                                    139,840
    Compensation and related costs                                                                             310,666
    General and administrative                                                                                 221,534
    Interest                                                    58,750 2              87,942 1                  63,132
                                                                                                            ----------
                                                                                                               735,172
                                                                                                            ----------

 Income (loss) before items below                                                                             (347,999)

    Amortization of debt discount                              130,750 3                                      (130,750)
    Rental income                                                                                                   --
    Gain on fixed assets destroyed in catastrophe                                                                   --
    Reversal of Director fee accrual                                                                                --
                                                                                                            ----------

 Income (loss) before taxes                                                                                   (478,749)
    Income tax provision                                                                                            --
                                                                                                            ----------


                                                            ----------             ---------
Net income (loss) from continuing operations                $  189,500             $  87,942                $ (478,749)
                                                            ==========             =========                ==========

 Net income (loss) from continuing
    operations per share -
    basic and diluted                                                                                       $     (.03)
                                                                                                            ==========

 Weighted average number
    of shares outstanding -
    basic and diluted                                                                                       18,364,755
                                                                                                            ==========

     See Notes to Pro forma Consolidated Statement of Operations (Unaudited)

Notes to Pro forma Consolidated Statement of Operations:

Adjustments:

a.    (i)   CNE Group, Inc.:  Includes the operations generated by CareerEngine,
            Inc., a subsidiary of CareerEngine Network, Inc.

      (ii) Econo-Comm, Inc.: Excludes any rental income ($14,626), depreciation ($5,164), repair and maintenance ($nil) and related debt expenses ($9,439) pertaining to land and building not acquired by the Company.

b.    Elimination of intercompany sales and related costs of sales

c. Amortization ($42,930) of $2,390,000 of intellectual property rights purchased (amortized, utilizing the straight-line method, over their estimated remaining lives of approximately 12 to 14 years) and rent per lease now in effect ($14,962) in lieu of property ownership expenses, aggregating $57,892

Additional Adjustments:

1. Elimination of interest on Debentures Payable ($72,000) and interest on Tax Assessment ($15,942) aggregating $87,942

2. Interest expense adjustment includes interest on 10% 750,000 Note Payable ($18,750) and 8% 2,000,000 Note Payable ($40,000) aggregating $58,750

3.    Amortization of debt discount for quarter

CNE Group, Inc. and Subsidiaries
Pro-Forma Consolidated Statement of Operations
(Unaudited)
Year ended December 31, 2002

                                                                                         Historical
                                                      -----------------------------------------------------------------------------
                                                                                Year ended December 31, 2002
                                                      -----------------------------------------------------------------------------
                                                       CNE Group, Inc.   SRC Technologies, Inc.
                                                      and subsidiaries     and subsidiaries      Econo-Comm, Inc.         Combined
                                                      ----------------   ----------------------  ----------------       -----------
                                                         (Audited)             (Audited)            (Audited)            (Unaudited)
 Revenue:
    Product sales                                       $        --           $ 1,265,137           $2,321,085          $ 3,586,222
    Service fee income                                      237,800                    --                   --              237,800
    Interest income                                           2,248                    --                   --                2,248
                                                        -----------           -----------           ----------          -----------
                                                            240,048             1,265,137            2,321,085            3,826,270

 Costs of Goods Sold                                             --               770,470            1,593,130            2,363,600
                                                        -----------           -----------           ----------          -----------

    Gross Profit                                            240,048               494,667              727,955            1,462,670
                                                        -----------           -----------           ----------          -----------

 Operating Epenses:
    Selling                                                  10,000                33,116              140,446              183,562
    Compensation and related costs                          580,145               434,474               65,834            1,080,453
    General and administrative                              927,367                97,187              286,388            1,310,942
    Interest                                              1,040,666                36,888               46,575            1,124,129
                                                        -----------           -----------           ----------          -----------
                                                          2,558,178               601,665              539,243            3,699,086
                                                        -----------           -----------           ----------          -----------

 Income (loss) before items below                        (2,318,130)             (106,998)             188,712           (2,236,416)

    Amortization of debt discount                                --                    --                   --                   --
    Rental income                                                --                    --               61,458               61,458
    Gain on fixed assets destroyed in catastrophe           152,934                    --                   --              152,934
    Reversal of Director fee accrual                         55,000                    --                   --               55,000
                                                        -----------           -----------           ----------          -----------

 Income (loss) before taxes                              (2,110,196)             (106,998)             250,170           (1,967,024)
    Income tax provision                                      5,250                    --                   --                5,250
                                                        -----------           -----------           ----------          -----------



Net income (loss) from continuing operations            $(2,115,446)          $  (106,998)          $  250,170          $(1,972,274)
                                                        ===========           ===========           ==========          ===========

 Net income (loss) from continuing
    operations per share -
    basic and diluted                                   $      (.37)                                                    $      (.35)
                                                        ===========                                                     ===========

 Weighted average number
    of shares outstanding -
    basic and diluted                                     5,585,944                                                       5,585,944
                                                        ===========                                                     ===========

    See Notes to Pro forma Consolidated Statement of Operations (Unaudited)

CNE Group, Inc. and Subsidiaries
Pro-Forma Consolidated Statement of Operations
(Unaudited)
Year ended December 31, 2002

                                                                                                                Proforma,
                                                                         Adjustments                           as adjusted,
                                                         ----------------------------------------           for the year ended
                                                           Debits    Notes         Credits  Notes            Decmber 31, 2002
                                                         ----------- -----       ---------- -----            ----------------
                                                                                                               (Unaudited)
 Revenue:
    Product sales                                            656,535 b                                         $  2,929,687
    Service fee income                                                                                              237,800
    Interest income                                                                                                   2,248
                                                                                                               ------------
                                                                                                                  3,169,735

 Costs of Goods Sold                                                                687,729 a, b                  1,675,871
                                                                                                               ------------

    Gross Profit                                                                                                  1,493,864
                                                                                                               ------------

 Operating Epenses:
    Selling                                                                                                         183,562
    Compensation and related costs                                                                                1,080,453
    General and administrative                               231,568 c               30,119 a                     1,512,391
    Interest                                                                         37,900 a                     1,086,229
                                                                                                               ------------
                                                                                                                  3,862,635
                                                                                                               ------------

 Income (loss) before items below                                                                                (2,368,771)

    Amortization of debt discount                                                                                        --
    Rental income                                             61,458 a                                                   --
    Gain on fixed assets destroyed in catastrophe            152,934 a                                                   --
    Reversal of Director fee accrual                          55,000 a                                                   --
                                                                                                                         --
                                                                                                               ------------
 Income (loss) before taxes                                                                                      (2,368,771)
    Income tax provision                                                                                              5,250
                                                                                                               ------------


                                                         -----------             ----------
 Net income (loss) from continuing operations            $ 1,157,495             $  755,748                    $ (2,374,021)
                                                         ===========             ==========                    =============

 Net income (loss) from continuing
    operations per share -
    basic and diluted                                                                                          $       (.13)
                                                                                                               ============

 Weighted average number
    of shares outstanding -
    basic and diluted                                                                                            18,359,755
                                                                                                               ============

    See Notes to Pro forma Consolidated Statement of Operations (Unaudited)

CNE Group, Inc. and Subsidiaries
Pro-Forma Consolidated Statement of Operations
(Unaudited)
Year ended December 31, 2002

                                                                                                                    Adjusted
                                                                        Additional Adjustments                     Pro-forma
                                                             ------------------------------------------       for the year ended
                                                               Debits   Notes          Credits   Notes         December 31, 2002
                                                             ---------- -----       ------------ ------       ------------------
                                                                                                                   (Unaudited)
 Revenue:
    Product sales                                                                                                 $  2,929,687
    Service fee income                                                                                                 237,800
    Interest income                                                                                                      2,248
                                                                                                                  ------------
                                                                                                                     3,169,735

 Costs of Goods Sold                                                                                                 1,675,871
                                                                                                                  ------------

    Gross Profit                                                                                                     1,493,864
                                                                                                                  ------------

 Operating Epenses:
    Selling                                                                                                            183,562
    Compensation and related costs                                                                                   1,080,453
    General and administrative                                                           320,350 2                   1,192,041
    Interest                                                    235,000 3              1,040,666 1                     280,563
                                                                                                                  ------------
                                                                                                                     2,736,619
                                                                                                                  ------------

 Income (loss) before items below                                                                                   (1,242,755)

    Amortization of debt discount                               523,000 3                                             (523,000)
    Rental income                                                                                                           --
    Gain on fixed assets destroyed in catastrophe                                                                           --
    Reversal of Director fee accrual                                                                                        --
                                                                                                                  ------------

 Income (loss) before taxes                                                                                         (1,765,755)
    Income tax provision                                                                                                 5,250
                                                                                                                  ------------


                                                             ----------             ------------
Net income (loss) from continuing operations                 $  758,000             $  1,361,016                  $ (1,771,005)
                                                             ==========             ============                  ============

 Net income (loss) from continuing
    operations per share -
    basic and diluted                                                                                             $       (.10)
                                                                                                                  ============

 Weighted average number
    of shares outstanding -
    basic and diluted                                                                                               18,359,755
                                                                                                                  ============

    See Notes to Pro forma Consolidated Statement of Operations (Unaudited)

Notes to Pro forma Consolidated Statement of Operations:

Adjustments:

a.    (i)   CNE Group, Inc.'s audited Statement of Operations within this
            Pro-forma Financial Information excludes the following non-recurring credits; Gain on fixed assets destroyed in catastrophe ($152,934) and Reversal of Director fees accrual ($55,000).

      (ii) CNE Group, Inc.'s Pro-forma Statement of Operations includes the operations generated by CareerEngine, Inc. a subsidiary of CareerEngine Network, Inc.

      (iii) Econo-Comm, Inc.'s audited Statement of Income within this Pro-forma Financial Information excludes any rental income ($61,458), depreciation ($31,194), repair and maintenance ($30,119) and related debt expenses ($37,900) pertaining to land and building not acquired by the Company.

b.    Elimination of intercompany sales and related costs of sales

c. Amortization ($171,720) of $2,390,000 of intellectual property rights purchased (amortized, utilizing the straight-line method, over their estimated remaining lives of approximately 12 to 14 years) and rent per lease now in effect ($59,848) in lieu of property ownership expenses, aggregating $231,568

Additional Adjustments:

1. Elimination of interest on Debentures Payable ($288,000), amortization of debt discount on Debentures Payable ($29,768), interest on Tax Assessment ($60,918) and expensing of remaining unamortized debt discount ($661,980) aggregating $1,040,666

2. Elimination of expensing deferred financing costs associated with Debentures Payable in the amount of $320,350

3. Interest expense adjustment includes interest on 10% 750,000 Note Payable ($75,000) and 8% 2,000,000 Note Payable ($160,000), and amortization of entire debt discount of $523,000 on 10% Note Payable

(c)  Exhibits.

The following documents are being filed as exhibits to this Form 8-K/A. The documents filed as Exhibits to the Company's Form 8-K filed with the Securities and Exchange Commission on May 6, 2003 are incorporated herein by reference.

Exhibit No.    Description
-----------    -----------

99.1 Econo-Comm, Inc. (d/b/a Mobile Communications) Financial Statements and Independent Auditors' Report as of December 31, 2002 and 2001 and for the years then ended.

99.2 SRC Technologies, Inc. (formerly Southern Dragon, Inc.) and Subsidiary (Connectivity, Inc. which was acquired on May 30,
               2002) Financial Statements and Independent Auditors' Report as of December 31, 2002 and for the year then ended.

99.3 Southern Dragon, Inc. Financial Statements and Independent Auditors' Report as of December 31, 2001 and for the year then ended.

99.4 Connectivity, Inc. Financial Statements and Independent Auditors' Report as of December 31, 2001 and for the year then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CNE GROUP, INC.



Date:  July 7, 2003                 By:       /S/George W. Benoit
       ------------                           ----------------------------------
                                              George W. Benoit,
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer